Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of March 8, 2019, among Willdan Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors signatory hereto, the Lenders signatory hereto and BMO Harris Bank N.A., a national banking association, individually as a Lender and as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.     The Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, effective as of the date hereof, the Credit Agreement shall be amended as follows:

1.1.   Section 1.1 of the Credit Agreement shall be amended by inserting the following new defined term therein in the appropriate alphabetical order:

“First Amendment Date” means March 8, 2019.

“First Amendment Date Acquisition” means that certain Acquisition by the Borrower or another Loan Party of substantially all of the assets of that certain Person identified to the Administrative Agent in writing pursuant to that certain Letter of Intent dated January 15, 2019, on terms that have been disclosed to and discussed with the Administrative Agent prior to the First Amendment Date.

“First Amendment Date Acquisition R&W Policy” means that certain representation and warranty insurance policy obtained by one of the Loan Parties in connection with the First Amendment Date Acquisition.

“R&W Insurance Policy Payment” has the meaning set forth in Section 2.8(b)(vi) hereof.

1.2.   Section 1.1 of the Credit Agreement shall be further amended by deleting the defined term “Luna R&W Insurance Policy Payment” appearing therein in its entirety.

1.3.   Subsection (d) of the definition of “Permitted Acquisition” set forth in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(d)        (i) the Total Consideration for the Acquired Business (excluding the Acquired Business in the First Amendment Date Acquisition) shall not exceed $10,000,000 and, when taken together with the Total Consideration for all Acquired Businesses during the term of this Agreement (excluding the Acquired Business in the First Amendment Date Acquisition), shall not exceed $35,000,000 in the aggregate; and (ii) the Total Consideration for the Acquired Business in the First Amendment Date Acquisition shall not exceed $23,000,000;

1.4.   Section 2.8(b)(vi) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

(vi)       If after the Closing Date, (A) the Borrower or any other Loan Party shall receive any payment in connection with a claim under the Luna R&W Insurance Policy, the First Amendment Date Acquisition R&W Insurance Policy or any similar insurance policy issued in connection with any Permitted Acquisition (but in any event excluding any amounts so received that are applied, or to be applied, by the Borrower or such other Loan Party for the purpose of (i) payment of (or reimbursement of payments made for) claims and settlements to third Persons that are not Affiliates of a Loan Party, or (ii) covering any out-of-pocket expenses (including out-of-pocket legal expenses and any taxes) incurred by the Borrower or such other Loan Party in connection with obtaining such insurance payment or remediating any damages caused by any matter related to such claim under such insurance policy) (each such payment, a “R&W Insurance Policy Payment”), then the Borrower shall, within three (3) Business Days after receipt thereof, prepay the Obligations in an aggregate amount equal to 100% of the amount of such R&W Insurance Policy Payment.

SECTION 2.        CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.   The Loan Parties, the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2.   Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

SECTION 3.        REPRESENTATIONS.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.        MISCELLANEOUS.

4.1.   The Loan Parties heretofore executed and delivered to the Administrative Agent the Security Agreement and certain other Collateral Documents.  The Loan Parties hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and the Lenders thereunder, the obligations of the Loan Parties thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.   Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.   The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Administrative Agent.

4.4.   This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment shall be construed and determined in accordance with the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations law of the State of New York) without regard to conflicts of law principles that would require application of the laws of another jurisdiction.

[SIGNATURE PAGES TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

WILLDAN GROUP, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chief Executive Officer

“GUARANTORS”

ELECTROTEC OF NY ELECTRICAL INC.
PUBLIC AGENCY RESOURCES
WILLDAN ENERGY SOLUTIONS
WILLDAN ENGINEERING
WILLDAN FINANCIAL SERVICES
WILLDAN HOMELAND SOLUTIONS
WILLDAN LIGHTING & ELECTRIC, INC.
WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA
WILLDAN LIGHTING & ELECTRIC OF WASHINGTON, INC.
ABACUS RESOURCE MANAGEMENT COMPANY
INTEGRAL ANALYTICS, INC.
NEWCOMB ANDERSON MCCORMICK, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chairman of the Board

[Signature Page to First Amendment to Credit Agreement]

GENESYS ENGINEERING, P.C.

By	/s/ Rachel Seraspe
Name Rachel Seraspe
Title Vice President

LUNA FRUIT, INC.

By	/s/ Thomas D. Brisbin
Name Thomas D. Brisbin
Title Chief Executive Officer

[Signature Page to First Amendment to Credit Agreement]

LIME ENERGY CO.
LIME FINANCE, CO.
LIME ENERGY SERVICES, CO.
ENERPATH INTERNATIONAL HOLDING COMPANY
ENERPATH SERVICES, INC.

By:	/s/ Thomas D. Brisbin
Name: Thomas D. Brisbin
Title: Chairman of the Board

[Signature Page to First Amendment to Credit Agreement]

Accepted and agreed to.

BMO HARRIS BANK N.A., as a Lender and as
Administrative Agent

	By	/s/ Michael Gift
		Name	Michael Gift
		Title	Director

[Signature Page to First Amendment to Credit Agreement]

MUFG UNION BANK, N.A., as a Lender

By	/s/ Lance Zediker
	Name	Lance Zediker
	Title	Director

[Signature Page to First Amendment to Credit Agreement]